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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                                ----------------


                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                                 in respect of

        PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                    001-16707             22-3703799
(State or other jurisdiction      (Commission File      (I.R.S. Employer
     of incorporation)                 Number)           Identification No.)


                                751 Broad Street
                            Newark, New Jersey 07102
              (Address of principal executive offices and zip code)

                                 (973) 802-6000
              (Registrant's telephone number, including area code)

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Item 9.  Regulation FD Disclosure.

     On August 14, 2002, the Company filed with the SEC its Quarterly Report on Form 10-Q for the period ended June 30, 2002, accompanied by the certifications of Vivian Banta and William J. Eckert, IV, its Chief Executive Officer and its Chief Accounting Officer, respectively, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The Company is furnishing copies of these certifications as Exhibits 99.1 and 99.2 hereto.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2002                 Pruco Life Insurance Company of New Jersey

                                      By: /s/  William J. Eckert, IV
                                      --------------------------------------
                                      Name: William J. Eckert, IV
                                      Title: Chief Accounting Officer
                                      (Principal Accounting Officer)


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                                  Exhibit Index

EXHIBIT
NO.                                DESCRIPTION
---------- ----------------------------------------------------------

99.1 Certification of Chief Executive Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Chief Accounting Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


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